                                  EXHIBIT 10(L)

                           PINNACLE DATA SYSTEMS, INC.
                        2000 DIRECTORS STOCK OPTION PLAN

                           PINNACLE DATA SYSTEMS, INC.

                        2000 DIRECTORS STOCK OPTION PLAN
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ss.1.      Purposes of Plan.
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         The purpose of this 2000 Directors Stock Option Plan (the "Plan") of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing Eligible Directors (as defined in ss.3, below) with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development, and financial success. These objectives will be promoted by granting to Eligible Directors options (the "Options"), which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase the Company's common shares, without par value (the "Shares").

ss.2.      Administration of Plan.
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         The Plan shall be administered by a committee (the "Committee") of not less than three directors, none of whom shall be an Eligible Director. The member or members of the Committee shall serve at the pleasure of the Company's board of directors (the "Board"), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to:
(a) approve the grant of Options to Eligible Directors (such Eligible Directors, "Participants"); (b) approve the terms and conditions, not inconsistent with the terms hereof, of any Option, including without limitation time and performance restrictions, and approve the form of Stock Option Agreement (as defined in ss.5, below); (c) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (d) interpret the terms and provisions of the Plan and any Option granted and any agreements relating thereto; and (e) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

ss.3.      Participants in Plan.
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         The persons eligible to receive Options under the Plan shall be those directors of the Company who are not employees of the Company or any subsidiary of the Company (any such person, an "Eligible Director").

ss.4.      Shares Subject to Plan.
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         The maximum aggregate number of Shares which may be issued under the Plan shall be 250,000 Shares (following the stock split to be effective on March 31, 2000). The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares.

         If any Shares that have previously been the subject of an Option cease to be the subject of an Option (other than by reason of exercise), or if any Shares previously distributed under the Plan are returned to the Company in connection with the exercise of an Option (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future grants under the Plan.

ss.5.      Grant of Options.
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         Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a written agreement (the "Stock Option Agreement") in the form approved by the Committee from time to time, which shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Option and state that the Option is subject to all the terms and conditions of the Plan and such other terms and conditions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Option shall be deemed to be the date on which the Option is granted for all purposes, unless the Committee otherwise specifies in its approval. However, the granting of an Option under the Plan shall be effective only if a written Stock Option Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

         In addition to the foregoing, all Stock Option Agreements shall include without limitation the following provisions:

         (a)      Vesting.
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                  Each Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Option. Each Option shall become vested with respect to Shares subject to that Option on such date or dates and on the basis of such other criteria, including without limitation the performance of the Company, as the Committee may determine, in its discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of such Option.

         (b)      Exercise Price.
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                  The exercise price per Share issuable upon exercise of an Option shall be determined by the Committee at the time of grant and set forth in the applicable Stock Option Agreement; provided that such exercise price shall not be less than the fair market value per

Share on the date the Option is granted. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange or the American Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day,
(iii) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, (iv) mean between the bid and asked prices at the close of business, as reported by the National Association of Securities Dealers, Inc. ("NASD") on the most recent previous trading day, or (v) if not reported by the NASD, the mean between the bid and asked prices for the Shares at the close of business on the most recent previous trading day as reported by the OTC Bulletin Board or as reported in The Wall Street Journal or, if such prices are not reported by the OTC Bulletin Board or in The Wall Street Journal, as verified by another reputable publication or authoritative source, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined by the Committee, in its sole discretion.


         (c)      Term.
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                  No Option shall be exercisable after the expiration of 10 years from the date on which that Option is granted.




         (d)      Method of Exercise.
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                  An Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares, plus applicable withholding taxes, by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

         (e)      Restrictions on Shares Subject to Options.
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                  Shares issued upon the exercise of any Option may be made subject to such transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

         (f)      Transferability.
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                  Except as provided in this paragraph, Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Options transferred as provided in this paragraph, all Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Without limiting the generality of the foregoing,
         (i) Options may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative, and
         (ii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of a trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such Option shall be exercisable only by the transferee or such transferee's legal representative.

          (g) Termination of Status as an Eligible Director by Reason of Death or Disability.
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                  If a Participant's status as an Eligible Director terminates by reason of the Participant's death or disability (as defined by the Committee from time to time, in its sole discretion), then (i) unless otherwise determined by the Committee within 90 days of such termination, to the extent an Option held by such Participant is not vested as of the date of such termination, such Option shall automatically terminate on such date; and (ii) to the extent an Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of such termination, such Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, the distributee of the Participant's estate, or the Participant's other successor in interest, whichever is applicable (A) if such termination results from the Participant's death, for a period of one year from the date of death or, if sooner, until the expiration of the stated term of the Option, (B) if such termination results from the Participant's disability, for one year from the date of termination of the Participant's status as an Eligible Director or, if sooner, until the expiration of the stated term of the Option, or (C) for such other period as the Committee may specify at or after grant or the Participant's death or disability.

         (h)      Other Termination of Status as an Eligible Director.
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                  If a Participant's status as an Eligible Director terminates for any reason other than death or disability, then (i) to the extent any Option held by such Participant is not vested as of the date of termination, such Option shall automatically terminate on such date; and (ii) unless otherwise determined by the Committee at or after grant or termination, to the extent any Option held by such Participant is vested as of the date of such termination, such Option may thereafter be exercised for a period of 90 days from the date of termination or, if sooner, until the expiration of the stated term of the Option; provided that, if the Participant's status as an Eligible Director is terminated for Cause, any and all unexercised Options held by such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's status as an Eligible Director is for "Cause" shall be determined by the Committee, in its sole discretion.

         (i) Effect of Termination of Participant's Status as an Eligible Director on Transferee.
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                  Except as otherwise permitted by the Committee, in its sole discretion, no Option held by a transferee of a Participant pursuant to ss.5(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under ss.ss.5(g) and 5(h) without specification of other periods by the Committee as provided therein.

ss.6.      Restriction on Exercise After Termination.
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         Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") shall be exercisable if, prior to such exercise, the Participant violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Stock Option Agreement pursuant to which such Unexercised Right was awarded or otherwise conducts himself in a manner adversely affecting the Company or any subsidiary of the Company, as determined by the Committee, in its sole discretion.

ss.7.      Withholding Tax.
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         The Company, at its option, shall have the right to require the Participant or any other person receiving Shares under the Plan to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

ss.8.      Securities Law Restrictions.
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         No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

         The Committee may require each person acquiring Shares under the Plan
(a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

ss.9.      Change in Capital Structure.
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         In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Options, all as determined by the Committee in its sole discretion.

         In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Options, as determined by the Committee in its sole discretion.

         The Committee's determination of the adjustments appropriate to be made under this ss.9 shall be conclusive upon all Participants under the Plan.

ss.10.     Change in Control.
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         (a)      Accelerated Vesting and Company Purchase Option.
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                  Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary (unless such Stock Option Agreement contains a provision referring specifically to this ss.10 and stating that this ss.10 shall not be applicable to the Option evidenced by such Stock Option Agreement), if a Change in Control (as defined below) occurs, then:

                           (i) Any and all Options theretofore granted and not
                  fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable; and

                           (ii) The Company may, at its option, terminate any or
                  all unexercised Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Option cash in an amount equal to the difference between the fair market value (as defined in ss.5(a), above) of the Shares subject to the Option at the time the Company exercises its option under this ss.10(a)(ii) and the exercise price of the Option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Option without any payment.

         (b)      Definition of Change in Control.
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                  For purposes of the Plan, a "Change in Control" means the happening of any of the following:

                           (i) The direct or indirect acquisition by any
                  "person" as defined in ss.3(a)(9) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and as used in ss.ss.13(d) and 14(d) thereof, including a "group" within the meaning of ss.13(d) of the 1934 Act (hereinafter, simply a "Person"), of "beneficial ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors of the Company (the "Company Voting Securities"); provided that: (A) for purposes of this subsection (i), the term "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who was a shareholder of the Company on the effective date of the Plan (an "Existing Shareholder"), and any affiliate of an Existing Shareholder; and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A), (B), and (C) of subsection (iii) of this Section 10(b);

                           (ii) When, during any period of 24 consecutive months
                  during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this ss.10(b)(ii);

                           (iii) Approval by the shareholders of the Company of
                  a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation (any such transaction, a "Business Combination"), or the consummation of a Business Combination for which shareholder approval is not obtained, unless, in any such case, following such Business
                  Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

ss.11.     Six-Month Holding Period.
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         Shares purchased upon exercise of an Option may not be sold before at least six months have elapsed from the date the Option was granted.

ss.12.     No Enlargement of Rights.
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         The adoption of this Plan and the grant of one or more Options to an Eligible Director shall not confer any right to the Eligible Director to continue in the status of Eligible Director and shall not restrict or interfere in any way with the right of the Company to terminate such Eligible Director's status as such at any time, with or without cause.

ss.13.     Rights as Stockholder.
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         No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Option unless and until such Shares has been duly issued and delivered to him under the Plan.

ss.14.     Acceleration of Rights.
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         The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the award of such Option.

ss.15.     Definition of Subsidiary.
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         The terms "subsidiary" and "subsidiary corporation" when used in the Plan or any Stock Option Agreement made pursuant to the Plan mean a subsidiary corporation as defined in ss.424(f) of the Code.

ss.16.     Interpretation, Amendment or Termination of Plan.
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         The interpretation by the Committee of any provision of the Plan or of any Stock Option Agreement executed pursuant to the grant of an Option under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan; provided that no such action shall adversely affect any Participant's rights with respect to outstanding Options then held by such Participant without such Participant's consent.

ss.17.     Protection of Board and Committee.
           ---------------------------------

         No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Option granted under the Plan.

ss.18.     Government Regulations.
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         Notwithstanding any provision of the Plan or any Stock Option Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Shares may then be listed.



ss.19.     Governing Law.
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         The Plan shall be construed and governed by the laws of the State of Ohio.

ss.20.     Genders and Numbers.
           -------------------

         When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

ss.21.     Captions.
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         The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

ss.22.     Effective Date.
           --------------

         The Plan is effective March 22, 2000 (the "Effective Date"). The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the adoption of the Plan by the Board. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the adoption of the Plan by the Board, the Plan and all Options granted under the Plan shall became null and void and have no further force or effect.

ss.23.     Term of Plan.
           ------------

         No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

ss.25.     Savings Clause.
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      In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan and all transactions pursuant to this Plan are intended to comply in all respects with applicable law and regulation, including, with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons"), Rule 16b-3 under the 1934
         Act. In case any one or more of the provisions of this Plan or any transaction pursuant to this Plan shall be held to violate or be unenforceable in any respect under Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Rule 16b-3 shall first be construed,
                 interpreted, or revised retroactively to permit
                   the Plan or transaction to be in compliance
                                with Rule 16b-3.